UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 13, 2007
Commission File Number 1-9929
Insteel Industries, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	56-0674867

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina	27030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (336) 786-2141
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statement and Exhibits
EX-99.1 CHANGE IN CONTROL SEVERANCE AGREEMENT/RICHARD T. WAGNER
EX-99.2 RETIREMENT SECURITY AGREEMENT / RICHARD T. WAGNER
EX-99.3 CHANGE IN CONTROL AGREEMENT/SCOTT R. JAFROODI
EX-99.4 PRESS RELEASE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On February 13, 2007, the Board of Directors of Insteel Industries, Inc. (the “Company”) approved the appointment of Richard T. Wagner as Vice President of the Company and designated him as an executive officer. In addition, the following executive officers were reappointed to the positions shown:

H.O. Woltz III	President and Chief Executive Officer
Michael C. Gazmarian	Vice President, Chief Financial Officer and Treasurer
James F. Petelle	Vice President — Administration and Secretary
     Mr. Wagner, 47, previously was Vice President of Insteel Wire Products Company, a subsidiary of the Company, since April 1998. Mr. Wagner will receive a base annual salary of $220,000 and will have a Target Bonus Percent of 50% as an annual incentive under the Company’s Return on Capital Incentive Compensation Plan (the “2006 Plan”). Based on the two times Bonus Award (as defined in the 2006 Plan) cap, the maximum Bonus Award payable to Mr. Wagner for fiscal 2007 would be equal to his actual 2007 base salary and wages. In addition, Mr. Wagner will receive equity-based long-term incentives with a target value of $275,000. Long-term incentives are split equally between stock options and grants of restricted stock. In accordance with the Company’s standard practice, one-half of the option grants and restricted stock awards were made on February 13, 2007 in conjunction with the Company’s Annual Meeting and the remaining half are expected to be made six months from the Annual Meeting date (August 13, 2007). Long-term incentives are granted pursuant to the 2005 Equity Incentive Plan of Insteel Industries, Inc., approved by shareholders on February 15, 2005. Mr. Wagner also had previously entered into a Retirement Security Agreement and a Change in Control Severance Agreement with the Company. A description of each such agreement appears in the Company’s Proxy Statement dated January 12, 2007.
     Also on February 13, 2007, the Board of Directors of the Company designated Scot R. Jafroodi to serve as Chief Accounting Officer of the Company. Mr. Jafroodi, 37, joined Insteel as Corporate Controller in July 2005. Previously he was a Senior Manager at BDO Seidman, LLP from June 2003 through June 2005 and, prior to that, had been employed for 10 years at Deloitte & Touche USA LLP, most recently as a Senior Manager. Mr. Jafroodi also had previously entered into a Change in Control Severance Agreement with the Company.
Item 8.01. Other Events
     On February 13, 2007, the Board of Directors of the Company, upon recommendation by the Executive Compensation Committee, approved the following modifications in the compensation for non-employee members of the Company’s Board of Directors: (1) an increase in the annual retainer from $30,000 to $40,000 (from $33,000 to $45,000 for Committee Chairmen); and (2) an increase in the value of the annual awards of restricted stock from $30,000 to $40,000. Long-term incentives are granted pursuant to the 2005 Equity Incentive Plan of Insteel Industries, Inc., approved by Shareholders on February 15, 2005. The Board of Directors also designated C. Richard Vaughn to serve as Lead Director until the next Annual Meeting of shareholders.
     Also on February 13, 2007, the Company issued a press release announcing that its Board of Directors had declared a cash dividend of $0.03 per share payable on April 6, 2007 to shareholders of record as of March 23, 2007. A copy of this release is being furnished as Exhibit 99.4 to this Current Report on Form 8-K.
     While the Company intends to pay regular quarterly cash dividends for the foreseeable future, the declaration and payment of future dividends, if any, are discretionary and will be subject to determination by the Board of Directors each quarter after taking into account various factors, including general business conditions and the Company’s financial condition, operating results, cash requirements and expansion plans.
Cautionary Note Regarding Forward-Looking Statements
     This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s intent and ability to pay future dividends. Although the Company believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, such forward-looking statements are subject to a number of risks and uncertainties, and the Company can provide no assurances that such plans, intentions or expectations will be achieved. Many of these risks are discussed in detail in the Company’s periodic reports, in particular in its report on Form 10-K for the year ended September 30, 2006, filed with the U.S. Securities and Exchange Commission. You should carefully read these risk factors.
     All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements speak only to the respective dates on which such statements are made and the Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
Item 9.01. Financial Statement and Exhibits
(c) Exhibits.

Exhibit No.	Description
99.1	Change in Control Severance Agreement between the Company and Richard T. Wagner dated November 14, 2006.

99.2	Retirement Security Agreement between the Company and Richard T. Wagner dated November 14, 2006.

99.3	Change in Control Severance Agreement between the Company and Scot R. Jafroodi dated November 14, 2006.

99.4	Press release dated February 13, 2007 announcing the declaration of a quarterly cash dividend of $0.03 per share.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC. Registrant
Date: February 15, 2007	By:	/s/ H.O. Woltz III
H.O. Woltz III
President and Chief Executive Officer

Date: February 15, 2007	By:	/s/ James F. Petelle
James F. Petelle
Vice President -- Administration and Secretary